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       SECURITIES AND EXCHANGE COMMISSION

             Washington, D.C. 20549

                    FORM 8-K

                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the

        Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) June 24, 1998
                                                  -------------

                  ENVIRODYNE INDUSTRIES, INC.
    ----------------------------------------------------
   (Exact name of registrant as specified in its charter)



       Delaware                    0-5485             95-2677354
(State or other jurisdiction of  (Commission      (I.R.S. Employer
 incorporation or organization)   File No.)        Identification
                                                   No.)


701 Harger Road, Suite 190, Oak Brook, Illinois           60523
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (630) 571-8800
                                                    --------------


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              Page 1 of 5 Pages

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Item 5. - Other Events
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On June 24, 1998, Envirodyne Industries, Inc. ("Envirodyne")
announced that its 1998 Annual Meeting of Stockholders will be held on Thursday, August 27, 1998. Under the Company's By-Laws, in order to nominate persons for election as directors or bring other business before the 1998 Annual Meeting, a stockholder must provide notice of such nomination or other business to the Corporate Secretary of the Company in the proper written form specified in the Company's By-Laws by no later than 5:00 p.m. on July 4, 1998.

Any stockholder desiring a copy of the Company's By-Laws will be furnished one without charge upon request to the Corporate secretary.

A copy of the press release relating to the meeting date is attached hereto as Exhibit 99.


Item 7. - Financial Statements and Exhibits
          ---------------------------------

  EX-99   Press release dated June 24, 1998.

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                      SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              ENVIRODYNE INDUSTRIES, INC.
                              ----------------------------
                              Registrant




                              By:  /S/ Gordon S. Donovan
                                   ----------------------
                                   Gordon S. Donovan
                                   Vice President, Chief
                                   Financial Officer and
                                   Treasurer


June 25, 1998
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Exhibit No.       Description of Exhibits                    Page

  EX-99          Press release dated June 24, 1998.           5
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